UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

803 W. Michigan Street

Milwaukee, WI 53233

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

803 W. Michigan Street

Milwaukee, WI 53233

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

CENTER COAST MLP FOCUS FUND

ANNUAL REPORT

November 30, 2011

www.cccmlpfocusfund.com

Center Coast MLP Focus Fund

a series of the Investment Managers Series Trust

Table of Contents
Shareholder Letter	1
Fund Performance and Summary	6
Fund Expenses	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Supplemental Information	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Center Coast MLP Focus Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

January 26, 2012

Dear Shareholder:

Year in Review:

We are pleased to present the Center Coast MLP Focus Fund’s Annual report for the period ending November 30th, 2011. The Fund’s no load Institutional share class (CCCNX) returned 6.8%, net of expenses and corporate taxes, for the eleven months ended November 30th, 2011. This can be compared to the total returns, including dividends and capital gains reinvested, of 1.1% for the broader equity markets as defined by the Standard & Poor’s 500 Index (“S&P 500”) over the same time period. This can also be compared to the Alerian MLP Index total returns, including dividends and capital gains reinvested, of 7.7% over the same time period. Please note the indices noted are not alternate investment vehicles, as one cannot purchase an index. Their inclusion is for comparative purposes only in explaining the performance of the Fund.

Considering the Fund’s performance is net of charges for corporate income taxes and other expenses, relative to both of these indices which do not incur such charges, we are quite pleased with the Fund’s performance —outperforming the S&P 500 by a good margin and trailing the Alerian MLP Index by a margin significantly less than the incremental cost of structuring Master Limited Partnership ("MLP") investing in a mutual fund format.

We were also quite pleased with the Fund’s acceptance by the investor community as demonstrated by asset flows. The Fund launched on December 31st, 2010, and by calendar year end December 31st, 2011 the Fund had total assets of $316 million.

The Fund’s performance got off to a relatively strong start in 2011, before the markets were hit with several unexpected shocks, including an earthquake in Japan and volatile crude oil prices due to the developments in Libya. The Japanese earthquake which occurred on March 11th led to a brief selloff within the MLP sector. However, after an initial decline, MLPs recovered and the downtrend quickly reversed itself. The Fund performed well in April in response to robust distribution increases and strong demand in front of the MLP sector's Q2 distribution cycle (4/27 – 5/4). However, crude oil prices began to slide in late April, resulting in a broad selloff across the entire energy sector including MLPs. As headwinds eased, the Fund rallied into late June resulting in a rather muted first half of 2011.

The global equity markets experienced extreme volatility in the second half of the year, when the U.S. experienced political breakdown in August over the U.S. debt ceiling and the subsequent downgrade of America's credit rating by Standard & Poor's. Volatility only increased when the debt crisis in Europe emerged as the dominant threat to the global economic outlook. European debt issues and bearish economic outlooks caused crude oil prices to fall and credit spreads to widen leaving MLP valuations looking very attractive. In the 4th quarter, improving prospects in Europe and better U.S. economic data led to a stabilization of crude prices and broad market strength. MLPs responded with a strong rally of their own, with many posting double digit gains.

1

Despite these periods of volatility, the Fund was able to deliver good performance as investments in what we believe to be high quality MLPs continued to produce stable distributions that grew at a healthy rate in 2011. During the year the Fund was able to provide investors with monthly cash distributions that were reflective of the cash distributions received from the Fund’s underlying MLP investments. These cash distributions, which do not include charges for Fund expenses, during fiscal 2011 amounted to $.562 price share. Exiting the calendar year, the Fund’s MLP portfolio holdings were generating a distribution rate of 6.2% while achieving our targeted 2011 distribution growth rate of 6-8%. The level of distributions and attractive growth rates were major contributing components of the Fund’s overall performance in 2011.

Outlook:

Looking toward 2012 and beyond, we expect MLPs to continue to play a major role in the development of North American shale plays by providing integral midstream infrastructure services. Wells Fargo estimates that since 2007, MLPs have announced, allocated, or spent total capital of at least $35.1 billion toward the development of midstream infrastructure in the major oil and natural gas shale plays in North America.1 The majority of these early capital expenditures were used in the buildout of natural gas pipeline and supporting infrastructure in areas such as the Rockies and Barnett shale. Moving forward, we expect that a significant portion of capital expenditures by MLPs will target infrastructure to support resources rich in crude oil and natural gas liquids such as the Bakken and Eagleford shales.

The number of drilling rigs directed towards crude oil in the lower 48 states has dramatically increased from early 2009. Technology previously used for natural gas drilling is currently being utilized in crude oil shale plays resulting in an uptick in U.S. crude oil supplies, reversing a 30 year downward trend. The growing supply has created strong demand for crude oil logistic businesses including pipeline, trucking, terminal and storage services, which we believe will benefit several of the Fund's holdings, such as Plains All American Pipeline, L.P. (Ticker: PAA) and Enbridge Energy Partners, L.P. (Ticker: EEP).

Growing natural gas liquid (“NGL”) reserves from North American shale resources has led to a renaissance for the North American petrochemical industry. Natural gas liquids are represented by pentane (also known as condensate), butane, propane and ethane. The petrochemical industry cracks, or converts, light feed stocks (Ethane / Propane) and heavy feed stocks (Naptha / Gas Oil) into ethylene, which is then sold into a global ethylene market. Marginal global ethylene production is derived from crude oil linked naptha, which is substantially more costly than ethane. The price advantage of ethane results in superior ethylene margins for the petrochemical producer utilizing light feed stocks, spurring large investments in North American light feed stock cracking capacity. Light feed stock cracking capacity is defined by crackers that can utilize ethane and propane as feed stocks to produce ethylene. There have been a number of recent announcements by the petrochemical industry to expand ethane cracking capability. A couple of these announcements are Dow Chemical's new ethylene plant in the U.S. Gulf Coast region2 and Chevron Phillips Chemical Company LP's plans to pursue a project to

1 Wells Fargo MLP Monthly: June 2011

2 ICIS News, April 21, 2011

2

construct ethane cracker and ethylene derivatives facilities in the U.S. Gulf Coast region.3 Large capital expenditures in NGL infrastructure (transportation and fractionation) and natural gas processing capacity will be needed to accommodate this growing demand. We believe we have positioned the Fund to benefit from this demand with investments such as Enterprise Product Partners, L.P. (Ticker: EPD), Oneok Partners, L.P. (Ticker: OKS), and Targa Resource Partners, L.P. (Ticker: NGLS).

While we expect increased levels of activity in liquid infrastructure, growing natural gas supplies from the development of the Haynesville and Marcellus shales are also creating demand for new natural gas gathering and transportation services. Despite a depressed natural gas price environment, natural gas infrastructure demand received a resounding endorsement when Kinder Morgan, Inc. (Ticker: KMI) announced it was buying out El Paso Corporation (Ticker: EP) in October in the biggest energy deal of the year. In the face of low natural gas prices, Kinder Morgan, Inc. endorsed natural gas demand and shale gas exploration as key drivers of growth for the pipeline industry for years to come. We feel the Fund is well positioned to benefit from growing natural gas demand through our investments in Kinder Morgan Management, LLC (Ticker: KMR), El Paso Pipeline Partners, L.P. (Ticker: EPB), and Williams Pipeline Partners, L.P. (Ticker: WPZ).

Capital markets will play an integral role in financing these acquisition and organic growth opportunities. In 2011, MLPs were able to access markets in record fashion. Through November 2011, MLPs had raised $39.2 billion in capital, $20.6 billion of new debt and $18.6 billion of equity; topping capital raises of $16.3 billion and $34.8 billion for 2009 and 2010 respectively.4

While we are pleased with the structural and marketplace underpinnings of the MLP infrastructure sector, we remain vigilant in our review and evaluation of potential risks that would have negative consequences for the Fund. Certain risks affect almost all investments, such as the economic and sovereign debt crisis in Europe and the U.S., natural disasters like the Japan Tsunami, Middle East and global unrest, high crude oil and gasoline prices and the potential effect that rising interest rates would have on all financial investments. There are also risks specific to MLP investing that are worth mentioning. Structurally, some of these include possible threats to the existing tax-free status of master limited partnerships and their functioning as pass-through entities and/or the elimination of certain tax deductions for MLPs that would increase the portion of their distributions that are taxable to their investors. Environmentally, there are heightened risks associated with new horizontal drilling technologies, which are frequently discussed in the news and intermittently are the subject of governmental and regulatory scrutiny and investigative initiatives. Although uncertainties abound and no one can predict the future, we take solace in the thinking that outcomes detrimental to MLPs are less likely because of the critical role that MLPs play with respect to some of the most vital interests of the U.S.—namely helping to make the U.S. less dependent on foreign energy, providing cleaner sources of energy and in creating thousands of new desperately needed jobs to stimulate economic growth. We encourage you to refer to the Fund’s prospectus for a more in-depth discussion of risks, tax and structural considerations associated with MLPs and the Fund.

3 Chevron Phillips Chemical News Center (www.cpchem.com) December 14, 2011

4 Wells Fargo MLP Monthly: December 2011

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Summary:

In closing, Center Coast was pleased with overall Fund performance for 2011. Despite a volatile backdrop for equity markets globally, the Center Coast MLP Focus Fund delivered a total return of 6.8% in the no load, Institutional Class for the period ending November 30th, 2011. More importantly, given a fundamental backdrop that lends itself to multiple growth avenues for MLPs, Center Coast is excited about 2012. We will continue to strive to identify what we believe are high quality MLPs, possessing durable cash flows and transparent growth. We value your continued trust and confidence in the Fund, and thank you for your support.

Sincerely,

Dan C. Tutcher	Robert T. Chisholm
Portfolio Manager	Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed is this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Center Coast MLP Focus Fund is subject to risk, including the possible loss of principal amount invested and the following risks which are more fully described in the prospectus.  The Fund concentrates in master limited partnerships (MLPs), which involves but is not limited to cash flow and tax risks.  In order to provide professional management of a portfolio comprised primarily of MLP investments in a mutual fund format, the Fund is structured as a  “C” Corporation.  Therefore, unlike a traditional mutual fund, the Fund’s net earnings are subject to Federal, state and local income taxes.  The Fund reserves for these tax charges related to all earnings and losses, both realized and unrealized, on a daily basis, and such charges are reflected in the Fund’s NAV.  These taxes are not a direct obligation of the Fund’s shareholders, however, they ultimately reduce the returns that the shareholder would otherwise receive.  The Fund currently anticipates paying cash distributions that approximate the gross amount of the distributions it receives from the MLPs in which it invests without offset for the expenses of the Fund. In doing so, the Fund may have to liquidate cash reserves, borrow or sell certain investments at less desirable prices in order to pay the expenses of the Fund. The Fund is not required to make such distributions and in the future could decide not to make such distributions or to make distributions that are materially different than the gross distributions it receives from its MLP investments. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass-through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of its MLP investments. The Fund will be subject to certain Fund structure and MLP tax risks and risks associated with accounting for its deferred tax liability

4

and/or asset balances which could materially reduce the net asset value per share of the Fund’s shares.  As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers.  A substantial portion of the MLPs within the Fund are primarily engaged in the energy sector. As a result, any negative development affecting that sector, such as regulatory, environmental, commodity pricing or extreme weather risk, will have a greater impact on the Fund than a fund that is not over-weighted in that sector. Accordingly, the Fund may not be suitable for all investors. Investors should read the prospectus carefully and should consult with their tax, accounting or financial consultants before investing.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions on the average of 500 widely held common stocks. The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor's, using a float-adjusted market capitalization methodology. One cannot invest directly in an index.

The following companies mentioned in this letter were not Fund holdings as of November 30, 2011: Dow Chemical Company, Chevron Phillips Chemical Company LP, Kinder Morgan, Inc. (KMI), and El Paso Corporation (EP).

5

Center Coast MLP Focus Fund
FUND PERFORMANCE AND SUMMARY at November 30, 2011

This graph compares a hypothetical $1,000,000 investment in the Fund's Institutional Shares, made at its inception with a similar investment in the S&P 500 Index. Result for the Fund and the Index include the reinvestment of all dividends and capital gains, if any. The S&P 500 Index is a market weighted index composed of 500 large capitalization companies. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Total Returns as of November 30, 2011

	Three Months	Six Months	Since Inception*
Unadjusted for sales charge or CDSC
Center Coast MLP Focus Fund - A Shares	4.48%	3.99%	6.87%
Center Coast MLP Focus Fund - C Shares	4.21%	3.51%	5.73%
Adjusted for maximum sales charge or CDSC
Center Coast MLP Focus Fund - A Shares	(1.50%)	(1.94%)	0.73%
Center Coast MLP Focus Fund - C Shares	3.21%	2.51%	4.73%
Center Coast MLP Focus Fund - Institutional Shares	4.59%	4.20%	6.78%
S&P 500 Index	2.90%	(6.25%)	1.08%

*A Shares, C Shares and Institutional Shares commenced operations on 12/31/10.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the A Shares are 2.27% and 1.50%, respectively. Gross and net expense ratios for the C Shares are 3.02% and 2.25%, respectively. Gross and net expense ratios for the Institutional Shares are 2.02% and 1.25%, respectively. Expense ratios are from the most recent prospectus. The Fund's Advisor has contractually agreed to waive its fees and/or absorb expenses; absent such waivers, the Fund's returns would have been lower. The contractual fee waivers are in effect through March 31, 2013. The March 31, 2013 date was Board approved (prospectus to be updated spring, 2012).

Actual gross expense ratios experienced for A Shares, C Shares and Institutional Shares (inclusive of corporate income taxes), as found within the Financial section of this Annual Report, were 9.04%, 9.79% and 8.79%, respectively.

Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% redemption fee.

Total returns adjusted for the maximum sales charge or contingent deferred sales charge ("CDSC") reflect the deduction of the maximum sales charge of 5.75% for A Shares and CDSC charge of 1.00% when C Shares are redeemed within 12 months of purchase. The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

6

Center Coast MLP Focus Fund
Fund Expenses – November 30, 2011 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes and redemption fees, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 6/1/11 to 11/30/11.

Actual Expenses

The information in the table under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending Account	Expense Paid During
		Account Value	Value	Period*
		6/1/11	11/30/11	6/1/11 – 11/30/11
Class A	Actual Performance	$1,000.00	$1,039.90	$7.65
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.50	$7.56
Class C	Actual Performance	$1,000.00	$1,035.10	$11.50
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.75	$11.38
Institutional Class	Actual Performance	$1,000.00	$1,042.00	$6.41
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.72	$6.34

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.25% and 1.25% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the corresponding period). The expense ratios reflect an expense waiver and do not include deferred income tax expense incurred by the Fund. Assumes all dividends and distributions were reinvested.

7

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2011

Number
of Shares		Value
	Master Limited Partnership Shares – 99.6%
	Diversified – 40.8%
580,392	Enbridge Energy Partners LP	$17,974,740
395,027	Enterprise Products Partners LP	17,969,778
255,456	Kinder Morgan Management LLC	18,078,608
231,513	ONEOK Partners LP	11,705,298
278,663	Plains All American Pipeline LP	18,074,082
207,614	Williams Partners LP	12,054,069
		95,856,575
	GATHERS & PROCESSORS – 15.3%
399,676	Crestwood Midstream Partners LP	11,938,322
183,699	Martin Midstream Partners LP	5,931,641
322,715	Targa Resources Partners LP	12,111,494
159,939	Western Gas Partners LP	6,026,501
		36,007,958
	NATURAL GAS/NGL – 25.5%
231,295	Boardwalk Pipeline Partners LP	6,004,418
548,549	El Paso Pipeline Partners LP	17,975,951
343,599	PAA Natural Gas Storage LP	6,009,546
397,911	Spectra Energy Partners LP	12,044,766
374,845	TC Pipelines LP	17,835,125
		59,869,806
	REFINED/CRUDE OIL – 18.0%
186,281	Buckeye Partners LP	11,884,728
93,888	Magellan Midstream Partners LP	6,006,954
218,958	NuStar Energy LP	12,007,657
64,621	Sunoco Logistics Partners LP	6,672,765
206,232	Tesoro Logistics LP	5,621,884
		42,193,988
	Total Master Limited Partnership Shares
	(Cost $221,729,780)	233,928,327

Principal
Amount		Value
	SHORT-TERM INVESTMENTS – 4.6%
$10,828,101	UMB Money Market Fiduciary, 0.01%[1]	10,828,101
	Total Short-Term Investments
	(Cost $10,828,101)	10,828,101

8

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2011

Total Investments – 104.2%
(Cost $232,557,881)	244,756,428
Liabilities in Excess of Other Assets – (4.2)%	(9,854,083)
Total Net Assets – 100.0%	$234,902,345

LLC – Limited Liability Company

LP – Limited Partnership

1 The rate quoted is the annualized seven-day yield of the Fund at the period end.

See accompanying Notes to Financial Statements.

9

Center Coast MLP Focus Fund
SUMMARY OF INVESTMENTS
As of November 30, 2011

Percent of Total
Sector Breakdown	Net Assets
Master Limited Partnership Shares
Diversified	40.8%
Natural Gas/NGL	25.5%
Refined/Crude Oil	18.0%
Gathers & Processors	15.3%
Total Master Limited Partnership Shares	99.6%
Total Short-Term Investments	4.6%
Liabilities in Excess of Other Assets	(4.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

10

Center Coast MLP Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2011

ASSETS
Investments in securities, at value (cost $232,557,881)	$244,756,428
Receivables:
Fund shares sold	4,012,694
Dividends and interest	89
Prepaid expenses	70,441
Total assets	248,839,652

LIABILITIES
Payables:
Investment securities purchased	8,874,450
Fund shares redeemed	122,250
Due to Advisor	155,193
Distribution Plan (Note 6)	62,976
Administration fees	23,189
Custody fees	5,962
Fund accounting fees	5,338
Transfer agent fees	10,499
Chief Compliance Officer fees	1,418
Deferred tax liability	4,637,095
Accrued other expenses	38,937
Total liabilities	13,937,307

NET ASSETS	$234,902,345

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$227,946,701
Undistributed net investment loss, net of deferred taxes	(638,845)
Accumulated net realized gain on investments, net of deferred taxes	275,361
Net unrealized appreciation on investments, net of deferred taxes	7,319,128
NET ASSETS	$234,902,345

Net asset value, offering and redemption price per share

Class A Shares
Net assets applicable to shares outstanding	$127,439,208
Shares outstanding	12,610,568
Net asset value and redemption price per share	$10.11
Maximum sales charge (5.75% of offering price)	$0.62
Offering price	$10.73

Class C Shares
Net assets applicable to shares outstanding	$55,460,987
Shares outstanding	5,543,790
Net asset value, offering price and redemption price per share	$10.00

Institutional Shares
Net assets applicable to shares outstanding	$52,002,150
Shares outstanding	5,150,310
Net asset value, offering price and redemption price per share	$10.10

See accompanying Notes to Financial Statements.

11

Center Coast MLP Focus Fund
STATEMENT OF OPERATIONS
For the Period December 31, 2010* through November 30, 2011

INVESTMENT INCOME
Income
Distributions from master limited partnerships	$4,045,152
Less return of capital on distributions	(4,045,152)
Interest	349
Total income	$349

Expenses
Advisory fees	647,395
Distribution fees - (Note 6)
Class A	102,357
Class C	153,486
Transfer agent fees	84,485
Administration fees	92,679
Fund accounting fees	46,821
Registration fees	44,913
Offering cost	33,948
Audit fees	20,612
Legal fees	7,727
Chief Compliance Officer fees	8,286
Trustees' fees and expenses	4,091
Miscellaneous	16,209
Custody fees	28,362
Insurance fees	1,425
Shareholder reporting fees	11,166

Total expenses	1,303,962
Less: Advisory fees waived	(238,870)
Net expenses	1,065,092
Net investment loss, before taxes	(1,064,743)
Deferred tax benefit	425,898
Net investment loss, net of deferred taxes	(638,845)

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain on investments	458,935
Deferred tax expense	(183,574)
Net realized gain, net of deferred taxes	275,361

Net change in unrealized appreciation on investments	12,198,547
Deferred tax expense	(4,879,419)
Net unrealized appreciation	7,319,128
Net realized and unrealized gain on investments	7,594,489

Net Increase in Net Assets from Operations	$6,955,644

* Commencement of operations.

See accompanying Notes to Financial Statements.

12

Center Coast MLP Focus Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
December 31, 2010*
to November 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment loss, net of deferred taxes	$(638,845)
Net realized gain on investments, net of deferred taxes	275,361
Net unrealized appreciation on investments, net of deferred taxes	7,319,128
Net increase in net assets resulting from operations	6,955,644

Distributions to Shareholders from return of capital
Class A shares	(3,392,463)
Class C shares	(1,336,568)
Institutional Class shares	(878,471)
Total distributions	(5,607,502)

Capital Transactions
Net proceeds from shares sold
Class A	133,297,293
Class C	54,887,310
Institutional Class	50,980,451
Reinvestment of distributions
Class A	2,457,149
Class C	915,925
Institutional Class	813,878
Cost of shares redeemed(1)
Class A	(8,854,879)
Class C	(519,962)
Institutional Class	(422,962)
Net change in net assets from capital transactions	233,554,203

Total increase in net assets	234,902,345

NET ASSETS
Beginning of period	-
End of period	$234,902,345

Accumulated net investment loss	$(638,845)

Capital Share Transactions
Shares sold
Class A	13,271,071
Class C	5,504,692
Institutional Class	5,111,574
Shares reinvested
Class A	245,042
Class C	92,148
Institutional Class	81,109
Shares redeemed
Class A	(905,545)
Class C	(53,050)
Institutional Class	(42,373)
Net increase	23,304,668

(1)	Net of redemption fee proceeds of $11,695, $780 and $1,182 for Class A , Class C and Institutional Class respectively.

* Commencement of operations.

See accompanying Notes to Financial Statements.

13

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS

Per share operating performance
for a capital share outstanding throughout the Period December 31, 2010* through November 30, 2011

	Class A		Class C		Institutional Class
Net asset value, beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment loss(1)	(0.08)		(0.12)		(0.07)
Return of capital(1)	0.34		0.34		0.34
Net realized and unrealized gain on investments(1)(2)	0.41		0.34		0.39
Total from investment operations	0.67		0.56		0.66

Less Distributions:
From return of capital	(0.56)		(0.56)		(0.56)
Total distributions	(0.56)		(0.56)		(0.56)

Net asset value, end of period	$10.11		$10.00		$10.10

Total return	6.87	%(3)(4)	5.73	%(3)(4)	6.78	%(3)

Ratios and Supplemental Data
Net assets, end of period (000's omitted)	$127,439		$55,461		$52,002

Ratio of expenses to average net assets:
Before expense waivers and deferred tax benefit	1.87	%(5)	2.62	%(5)	1.62	%(5)
Expense Waiver	(0.37	)%(5)	(0.37	)%(5)	(0.37	)%(5)
Net of expense waivers and before deferred tax benefit	1.50	%(5)	2.25	%(5)	1.25	%(5)
Deferred tax expense(6)	7.17	%(5)	7.17	%(5)	7.17	%(5)
Total expenses	8.67	%(5)	9.42	%(5)	8.42	%(5)
Ratio of net investment (loss) income to average net assets:
Before expense waivers and deferred tax expense	(1.87	)%(5)	(2.62	)%(5)	(1.62	)%(5)
Expense Waiver	(0.37	)%(5)	(0.37	)%(5)	(0.37	)%(5)
Net of expense waivers and before deferred tax benefit	(1.50	)%(5)	(2.25	)%(5)	(1.25	)%(5)
Deferred tax benefit(7)	0.60	%(5)	0.90	%(5)	0.50	%(5)
Net investment loss	(0.90	)%(5)	(1.35	)%(5)	(0.75	)%(5)
Portfolio turnover rate	12	%(3)	12	%(3)	12	%(3)

*	Commencement of operations.
(1)	Based on average shares outstanding during the period.
(2)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctualtion in share transactions this period.
(3)	Not annualized.
(4)	Total return excludes the effect of the applicable sales load.
(5)	Annualized.
(6)	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from net investment income/loss, and realized and unrealized gains/losses.
(7)	Deferred tax benefit/(expense) estimate for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

14

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011

Note 1 – Organization

Center Coast MLP Focus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently offers three classes of shares: A Shares, C Shares, and Institutional Shares. The Fund commenced operations on December 31, 2010.

Note 2 –Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost. The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

The Fund values securities for which market quotations are not readily available, including restricted securities, by methods approved by the Board of Trustees and that the Board believes accurately reflect fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or a meaningful portion of the Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the exchange on which the security principally trades and the NYSE. In such a case, the Fund’s value for a security could be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

15

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 - continued

(c) Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the period ended November 30, 2011, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

(d) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statements of Operations.

(e) Distributions to Shareholders:

Dividends, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2012. For the period ended November 30, 2011, the Fund’s distributions were expected to be comprised of 100% return of capital.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. They may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

(f) Federal Income Taxes:

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated 5% for state and local tax.

The Fund intends to invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As limited partners in the MLPs, the Fund intends to report their allocable share of the MLP's taxable income in computing its own taxable income. The Fund's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all the deferred income tax asset will not be realized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

16

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 - continued

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolios, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify their estimates or assumptions regarding their tax benefit/(liability).

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. As of November 30, 2011, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is not impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns.

Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using the effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes ("ASC 740") that it is more likely that not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At November 30, 2011, the Fund determined a valuation allowance was not required.

Components of the Fund's deferred tax assets and liabilities as of November 30, 2011 are as follows:

Deferred tax assets:
Net operating loss carryforward	$242,324

Deferred tax liabilities:
Net unrealized gains on investment securities	(4,879,419)

Total net deferred tax asset/(liability)	$(4,637,095)

Unexpected significant decreases in cash distributions from the Fund's MLP investments or significant declines in the fair value of its investments may change the Fund's assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund's net asset value and results of operations in the period it is recorded.

Total income tax (benefit) differs from the amount computed by applying the federal statutory rate of 35% to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2011 as follows:

17

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 - continued

Deferred tax benefit/(expense)
Computed "expected" federal income tax	$(4,057,458)
State income tax, net of federal tax expense	(579,637)

Total income tax expense	$(4,637,095)

Income taxes are computed by applying the federal statutory rate of 35% plus a blended federal tax affected state income tax rate of 5%.

For the period ended November 30, 2011, the MLP Focus Fund had net operating losses of approximately $605,806 for federal income tax purposes. The net operating losses can be carried forward 20 years and, accordingly, would expire as of November 30, 2030.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Center Coast Capital Advisors, LP (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.50%, 2.25% and 1.25% of the Fund's average daily net assets for Class A, Class C and Institutional Class, respectively until March 31, 2013.

For the period December 31, 2010 (commencement of operations) through November 30, 2011, the Advisor waived its advisory fees totaling $238,870. The Advisor may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit and the expense limit in place at the time the expenses were incurred. At November 30, 2011, the amount of these potentially recoverable expenses was $238,870. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the period ended November 30, 2011, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period ended November 30, 2011, are reported on the Statement of Operations.

Note 4 – Investment Transactions

For the period ended November 30, 2011, purchases and sales of investments, excluding short-term investments, were $235,224,348 and $9,908,351, respectively.

18

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 - continued

Note 5 – Fair Value Measurements and Disclosure:

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund’s assets carried at fair value:

19

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 - continued

		Level 2*	Level 3*
	Level 1	(Observable	(Unobservable
	(Quoted Price)	Inputs)	Inputs)	Total
Investments, at Value:
Master Limited Partnerships[1]	$233,928,327	$-	$-	$233,928,327
Short-Term Investment	10,828,101	-	-	10,828,101
Total Investments, at Value	$244,756,428	$-	$-	$244,756,428

1 All Master Limited Partnerships held in the Fund are Level 1 securities. For a detailed break-out of Master Limited Partnerships by major industry classification, please refer to the Schedule of Investments.

*The Fund did not hold any Level 2 & 3 securities as of November 30, 2011.

Note 6 – Distribution and Services Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to the A Shares and C Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC, markets the Fund shares to financial intermediaries and institutions pursuant to a selling dealer agreement. In addition, HRC Fund Associates, LLC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s distributor.

For the period ended November 30, 2011, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Federal Income Tax Information

At November 30, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$232,557,884

Gross Unrealized Appreciation	$15,258,117
Gross Unrealized Depreciation	(3,059,573)

Net Unrealized Appreciation (Depreciation) on Investments	$12,198,544

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

20

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 - continued

Note 8 – Improving Disclosures about Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurement and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Center Coast MLP Focus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2011, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 31, 2010 (commencement of operations) to November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Center Coast MLP Focus Fund as of November 30, 2011, and the results of its operations, the changes in its net assets and its financial highlights for the period December 31, 2010 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 24, 2012

22

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 766-0066 or on the Fund’s website at http://www.cccmlpfocusfund.com. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

			Number of
			Portfolios in	Other
	Term of		the Fund	Directorships
Name, Address, Year of	Office[c] and		Complex	Held During the
Birth and Position(s) held	Length of	Principal Occupation During the Past Five Years	Overseen by	Past Five Years
with Trust	Time Served	and Other Affiliations	Trustee	by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-present).	44	None
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	44	None
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	44	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the distributor of certain series of the Trust (not including the Fund), Grand Distribution Services, LLC, and custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	44	None
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006); Partner, The Wadsworth Group, a mutual fund administration and consulting services provider (1990-2001).	44	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1994-2001).	N/A	N/A

23

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Number of
			Portfolios in	Other
	Term of		the Fund	Directorships
Name, Address, Year of	Office[c] and		Complex	Held During the
Birth and Position(s) held	Length of	Principal Occupation During the Past Five Years	Overseen by	Past Five Years
with Trust	Time Served	and Other Affiliations	Trustee	by Trustee
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1997-2001).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).	N/A	N/A
Robert Tuszynski [a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman [b] (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Zader is an “interested person” of the Trust by virtue of his position with the distributor of certain series of the Trust (not including the Fund), Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a. Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

24

Center Coast MLP Focus Fund

a series of the Investment Managers Series Trust

Investment Advisor

Liberty Street Advisors, Inc.

125 Maiden Lane, 6th Floor

New York, New York 10038

Sub-Advisor

Center Coast Capital Advisors, LP

1100 Louisiana Street, Suite 5025

Houston, Texas 77002

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration Corporation

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, Wisconsin 53233-2301

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Center Coast MLP Focus Fund A Shares	CCCAX	461 418 584
Center Coast MLP Focus Fund C Shares	CCCCX	461 418 576
Center Coast MLP Focus Fund Institutional Shares	CCCNX	461 418 568

Privacy Principles of the Center Coast MLP Focus Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Center Coast MLP Focus Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 766-0066, on the Fund’s website at http://www.cccmlpfocusfund.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 766-0066 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov or by calling the Fund at (877) 766-0066. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Center Coast MLP Focus Fund

c/o UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, WI 53233

Toll Free: 1-877-766-0066

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-766-0066.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011		FYE 11/30/2010
Audit Fees	$12,500		N/A
Audit-Related Fees	N/A		N/A
Tax Fees	$2,500		N/A
All Other Fees	$1,000	*	N/A

* $1,000 for each additional state returns filed.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	February 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	February 2, 2012

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	February 2, 2012